SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                   Securities Exchange Act of 1934
                               (Amendment No. __)


Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:
|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_| Soliciting Material Pursuant to |_|ss.240.14a-11(c) or |_|ss.240.14a-12

                            FORESTINDUSTRY.COM, INC.
                            (Formerly Autoeye, Inc.)
                (Name of Registrant as Specified In Its Charter)

               ---------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     1)     Title of each class of securities to which transaction applies:
     2)     Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     4)     Proposed maximum aggregate value of transaction:
     5)     Total fee paid:

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)     Amount Previously Paid: ________________________________
     2)     Form, Schedule or Registration Statement No.: ______________
     3)     Filing Party: __________________________________________
     4)     Date Filed: ___________________________________________

                            FORESTINDUSTRY.COM, INC.
                          2480 Kenworth Road, Suite 11
                        Nanaimo, British Columbia V9T 3Y3
                                     Canada
                                 (800) 615-3924



To the Stockholders of forestindustry.com, Inc.:

     You are cordially invited to attend the Annual Meeting (the "Meeting") of the stockholders of forestindustry.com, Inc., a Delaware corporation ("forestindustry" or the "Company") which will be held on May 29, 2001, at 9:30 a.m. (Pacific Time), at the corporate offices located at 2480 Kenworth Road, Suite 11, Nanaimo, British Columbia V9T 3Y3, Canada. As used in this Proxy Statement, the terms "we," "us" and "our" also mean forestindustry.

     The accompanying Notice of the Annual Meeting of the stockholders and Proxy Statement contain the matters to be considered and acted upon, and you should read the material carefully.

     The Proxy Statement contains important information about (i) the one nominee for election as Director, (ii) a proposal to amend the Amended Certificate of Incorporation to effect a ten-for-one share consolidation, and to maintain the authorized number of common stock at 30,000,000 and preferred stock at 5,000,000, and (iii) the ratification of the appointment of Watson, Dauphinee & Masuch as the Company's independent auditors for the fiscal year ending May 31, 2001. The Board of Directors strongly recommends your approval of these proposals.

     We hope you will be able to attend the meeting, but, if you cannot do so, it is important that your shares be represented. Accordingly, we urge you to mark, sign, date and return the enclosed proxy promptly. You may, of course, revoke your proxy if you attend the meeting and choose to vote in person.

                                                   Sincerely,

                                                   /s/ Joe Perraton

                                                   Joe Perraton, President

May 14, 2001

                            FORESTINDUSTRY.COM, INC.
                          2480 Kenworth Road, Suite 11
                        Nanaimo, British Columbia V9T 3Y3
                                     Canada
                                 (800) 615-3924


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held On May 29, 2001

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the stockholders of forestindustry.com, Inc., a Delaware corporation ("forestindustry" or the "Company"), will be held on May 29, 2001, at 9:30 a.m. (Pacific Time), at the corporate offices located at 2480 Kenworth Road, Suite 11, Nanaimo, British Columbia V9T 3Y3, Canada, for the following purposes, all of which are more completely discussed in the accompanying Proxy Statement:

     1. To elect one director to hold office until the Annual Meeting of stockholders in 2002 or until his or her successor is elected and qualified;

     2. To approve an amendment to the Company's Amended Certificate of Incorporation to effect a ten-for-one share consolidation and to maintain the authorized number of common stock at 30,000,000 and preferred stock at 5,000,000;

     3. To ratify the appointment of Watson, Dauphinee & Masuch as the Company's independent auditors for the fiscal year ending May 31, 2001; and

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on May 11, 2001, are entitled to notice of and to vote at the Annual Meeting of the stockholders.

                                            By Order of the Board of Directors

                                           /s/ Joe Perraton

May 14, 2001                                Joe Perraton, President


YOU ARE CORDIALLY INVITED TO ATTEND FORESTINDUSTRY.COM, INC.'S ANNUAL MEETING OF STOCKHOLDERS. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                               Proxy Statement of
                             forestindusty.com, Inc.
                          2480 Kenworth Road, Suite 11
                        Nanaimo, British Columbia V9T 3Y3
                                     Canada
                                 (800) 615-3924


                     Information Concerning The Solicitation

     This Proxy Statement is furnished to the stockholders of forestindustry.com, Inc. ("forestindustry" or the "Company") in connection with the solicitation of proxies on behalf of the Company's Board of Directors for use at the Company's Annual Meeting of stockholders (the "Meeting") to be held on May 29, 2001, at 9:30 a.m. (Pacific Time), at the corporate offices located at 2480 Kenworth Road, Suite 11, Nanaimo, British Columbia V9T 3Y3, Canada, and at any and all adjournments thereof. Only stockholders of record on May 11, 2001, will be entitled to notice of and to vote at the Meeting. As used in this Proxy Statement, the terms "we," "us" and "our" also mean forestindustry.com.

     The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted at the Meeting in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted "FOR" the nominee for the Board of Directors, "FOR" the approval of the amendment to the Amended Certificate of Incorporation providing for a ten- for-one share consolidation and maintaining the authorized number of common stock at 30,000,000 and preferred stock at 5,000,000 and "FOR" the ratification of the appointment of Watson Dauphinee and Masuch as independent auditors, and at the proxy holder's discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting). Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by: (i) filing with the Company written notice of its revocation addressed to: Secretary, forestindustry.com, Inc., 2480 Kenworth Road, Suite 11, Nanaimo, British Columbia V9T 3Y3, Canada; (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Meeting and giving the Secretary notice of his or her intention to vote in person. You may vote your proxy by fax. Our fax number is (866) 758-8665.

     The Company will bear the entire cost of preparing, assembling, printing, and mailing proxy materials furnished by the Board of Directors to stockholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to beneficial owners of the common stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors, employees, and agents of the Company, may, without additional compensation, solicit proxies by telephone or personal interview, the cost of which the Company will also bear. A copy of the Company's Annual Report on Form 10-KSB for the year ended May 31, 2000, accompanies this Proxy Statement.

     This Proxy Statement and form of proxy were first mailed to stockholders on or about May 14, 2001.

                          RECORD DATE AND VOTING RIGHTS

     The Company is currently authorized to issue up to 30,000,000 shares of common stock, par value $0.0001 and 5,000,000 shares of preferred stock, par value $0.0001, of which 750 shares are designated as Series A Convertible preferred stock and 1,200 shares are designated as Series B Convertible preferred stock. As of May 11, 2001, 15,610,643 shares of common stock were issued and outstanding and no shares of Series A or Series B Convertible preferred stock were issued and outstanding. Each share of common stock shall be entitled to one vote on all matters submitted for stockholder approval, including the election of directors. The record date for determination of stockholders entitled to notice of and to vote at the Meeting is May 11, 2001. The Company's Amended Certificate of Incorporation does not provide for cumulative voting.

     At any meeting of the stockholders, a quorum shall consist of a majority of the shares entitled to vote at the meeting and, if a quorum is present, the affirmative vote of the majority of shares represented at the meeting in person or by proxy and entitled to vote shall be the act of the stockholders, unless the vote of a greater number is required by law. A plurality of the votes of the shares of common stock present or represented by proxy and voting at the meeting is required to elect the nominee. The amendment to the Amended Certificate of Incorporation providing for the ten-for-one share consolidation and maintaining the authorized number of common stock at 30,000,000 and preferred stock at 5,000,000 must be approved by holders owning a majority of the outstanding shares of common stock. The ratification of Watson, Dauphinee & Masuch as the Company's independent auditors for the fiscal year ending May 31, 2001, requires the affirmative vote of the majority of shares represented at the meeting and entitled to vote thereon. Under Delaware law, abstentions and broker non-votes will be counted for purposes of determining quorum. With regard to the election of the directors, votes may be cast "For" or "Withheld" from the nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on Proposals No. 2 and 3 (amendment of the Amended Certificate of Incorporation and ratification of the independent auditors). Since the amendment to the Amended Certificate of Incorporation (Proposal No. 2 in this Proxy Statement) requires the approval of a majority of the outstanding shares of common stock, and ratification of the Company's independent auditors (Proposal No.3 in this Proxy Statement) requires the approval of a majority of the shares of common stock present at the Meeting, abstentions will have the effect of a negative vote. Brokers who hold shares in street name have the authority to vote in their discretion on "routine" items when they have not received instructions from beneficial owners. With respect to "non-routine" items, no broker may vote shares held for customers without specific instructions from such customers. Under Delaware law, a broker non-vote will have the same effect as a vote against the proposed amendments to the Amended Certificate of Incorporation and ratification of the Company's independent auditor and will have no effect on the outcome of the election of the directors.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTOR

General Information

     At the Meeting, stockholders will be asked to elect Mr. Perraton, as the sole Director, to serve until the 2002 Meeting and until his successor shall be elected and qualified. Currently, the board of directors consist of Messrs. Joe Perraton and Greg Millbank. Mr. Millbank has decided not to seek re- election as a director. At the conclusion of the Meeting, the Board of Directors will reduce the number of directors to one.

Nominee for Director

     The nominee for Director has consented to being named as nominee in this Proxy Statement and has agreed to serve as Director, if elected at the Meeting. In the event that the nominee is unable to serve, the person named in the proxy has discretion to vote for another person if such other person is designated by the Board of Directors. The Board of Directors has no reason to believe that the nominee will be unavailable for election.

     The following sets forth the person nominated by the Board of Directors for election as a Director and certain information with respect to that person.

                    Nominee              Age
                    -------              ---
                 Joe Perraton            36

Background of Nominee

     Joe Perraton has served as a Director of the Company since 2000 and as President and Director of the Company's subsidiary, The Forest Industry Online, Inc. since 1997. Mr. Perraton has served as President and Chief Executive Officer of the Company since January 2000. During 1996, Mr. Perraton worked as an independent log scaler in the province of British Columbia.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR THE NOMINEE FOR THE ELECTION OF DIRECTOR.

                                 PROPOSAL NO. 2

AMENDMENT TO THE AMENDED CERTIFICATE OF INCORPORATION TO PROVIDE FOR A TEN -FOR-ONE CONSOLIDATION OF SHARES OF COMMON STOCK AND TO MAINTAIN THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK AT 30,000,000 AND PREFERRED STOCK AT 5,000,000

General

     The Board of Directors has approved, and proposed for submission of stockholders' approval, an amendment to Article IV of the Company's Amended Certificate of Incorporation to effect a ten-for-one consolidation of the Company's issued and outstanding shares of common stock, par value $0.0001, and to maintain the number of authorized shares of common stock, par value $0.0001, at 30,000,000 and preferred stock, par value $0.0001, at 5,000,000.

     If the proposed amendment is approved by the holders of a majority of the outstanding shares of common stock, Article IV will read as follows:

     The authorized capital stock of the Corporation shall consist of 30,000,000 shares of common stock, $0.0001 par value, and 5,000,000 shares of preferred stock, $0.0001 par value.

     Each ten issued and outstanding shares of common stock of this Corporation shall hereby be combined into one share of validly issued, fully paid and non- assessable share of common stock par value $0.0001 per share. Each person as of [the date that this amendment is filed] holding of record any issued and outstanding shares of common stock shall receive upon surrender to the Company's transfer agent a stock certificate or certificates to evidence and represent the number of shares of post-consolidation common stock to which such stockholder is entitled after giving effect to the consolidation; provided, however, that all fractional shares resulting therefrom shall be paid in cash.

     The foregoing proposed amendment to the Amended Certificate of Incorporation of the Company was unanimously adopted by the Board of Directors who directed that it be submitted for stockholder approval. The amendment will result in one share of post-consolidated common stock ("New Common Stock") being received in exchange for each ten presently issued and outstanding shares of common stock ("Old Common Stock").

     The rights of the shares of the common stock before and after the proposed consolidation will be the same and the proposed consolidation will not affect any stockholders' proportionate equity interest in the Company or the rights, preference or privileges of any stockholder, other than an immaterial adjustment which may occur due to the payment for any fractional shares of common stock. Shares issuable pursuant to any outstanding stock options, warrants and convertible securities will also be combined in the same ratio.

     The proposed amendment to the Amended Certificate of Incorporation provides for a ten-for-one consolidation of shares of outstanding common stock and will maintain the authorized number of shares of common stock and preferred stock at 30,000,000 and 5,000,000, respectively.

Number of                          Prior to                   After
Shares of                          Proposed                   Proposed
Common Stock                       Amendment (1)              Amendment
------------                       -------------              ---------
Authorized                         30,000,000                 30,000,000

Outstanding                        15,610,643                 1,561,064 (2)

Available for Future Issuance      14,389,357                 28,438,936 (2)


(1) Based on common stock outstanding and reserved for issuance as of the record date

(2) Subject to minor adjustment due to the purchase of fractional shares resulting from the consolidation.

     If as a result of the consolidation there remain fractional shares, the Company shall purchase for cash such fractional shares based on the closing price of common stock as of the date the amendment is filed with the Secretary of State of Delaware.

Reasons For the Proposed Consolidation

     Forestindustry, formerly known as Autoeye Inc., is a Delaware corporation carrying on the business originally started by The Forest Industry Online Inc. in 1995, initially as a proprietorship and after January 1997, as a British Columbia corporation. Prior to January 31, 2000, forestindustry was known as Autoeye Inc., a Delaware corporation formed on December 18, 1997. Autoeye was incorporated on December 18, 1997, and was formed to acquire Autoeye Inc., an Alberta corporation, that developed and proposed to manufacture its existing design for a multi-vehicle surveillance system to monitor large vehicle lots such as car dealerships, fleets and storage lots. The proposed acquisition of Autoeye Inc., an Alberta corporation, was terminated in February 1998. On January 31, 2000, Autoeye acquired all of the issued and outstanding common shares of The Forest Industry Online Inc. in exchange for 10,000,000 shares of Autoeye common stock. The 10,000,000 shares were issued to the principals of The Forest Industry Online Inc. who were Joe Perraton, Lara Perraton and Teaco Properties Ltd., which is beneficially owned by Marc White and Dave McNaught.

     To finance its operations and concurrent with the acquisition of The Forest Industry Online Inc., Autoeye issued 750 shares of its Series A Convertible preferred stock at a price of $1,000 per share for gross proceeds of $750,000. Subsequently, the Company issued 200 shares of its Series B preferred stock at $1,000 for gross proceeds of $200,000. Under the terms of their conversion, each share of Series A and B Convertible preferred stock was convertible into shares of common stock in an amount equal to $1,000 divided by 70% and 75%, respectively, of the average closing bid price of the Company's common stock for the five trading days preceding the conversion date; subject to a maximum of 5,000 shares and a minimum of 250 shares being issued upon conversion. All of the shares of Series A and B Convertible preferred stock have been converted into an aggregate of 2,343,343 shares of common stock.

     The Company has incurred net losses, and in order to finance its current and future operations, the Company needs to raise additional capital. The Company and its principal shareholder, Teaco Properties, have had discussions with investors and lenders to raise capital and debt. Based on these discussions, the Company does not believe that its current capital structure is conducive to additional financing and is seeking approval of the amendment to the Amended Certificate of Incorporation providing for the ten-for-one share consolidation. The Company believes that if the amendment is adopted and implemented, the number of outstanding shares of the Company after the share consolidation is more typical of other companies given the Company's stage of development. Further, discussions have been held among the investors and lenders and the principal shareholder whereby if a financing occurs, the principal shareholder will transfer their interests to the lenders and investors resulting in a change in control.

     Although the Board of Directors has approved the adoption of the amendment to the Amended Certificate of Incorporation providing for the ten-for-one share consolidation and Teaco Properties and Joe Perraton, who collectively own more than 50% of the Company's outstanding shares of common stock, have indicated that they intend to approve the amendment, thus ensuring its approval, no assurance can be given that the Company will be able to obtain additional financing.

     The Company's common stock is quoted upon the OTC Bulletin Board under the symbol "FXCH." On May 11, 2001, the closing price for a share of the Company's common stock was $0.02.

     Since December 1999, our common stock has been quoted on the OTC Bulletin Board. Set forth below are the high and low bid quotations for the quarterly periods indicated as reported by the OTC Bulletin Board since March 2000. The market quotations reflect interdealer prices, without retail mark- up, mark-down, or commissions and may not reflect actual transactions in the common stock.

        Quarterly Period             High           Low
        ----------------             ----           ---
        March 31, 2001              $1.25          $0.03
        December 31, 2000           $1.47          $0.31
        September 30, 2000          $2.25          $1.06
        June 30, 2000               $2.75          $1.25

     If the proposal to amend the Company's Amended Certificate of Incorporation is adopted and implemented, the Company will be issued a new trading symbol.

Exchange of Stock Certificates

     If the proposed amendment is approved by the stockholders, the Company will file an amendment to its Amended Certificate of Incorporation as soon as is practicable after the Meeting. The proposed consolidation will become effective upon the filing of that amendment (the "Effective Date"). Interwest Transfer Company, Inc. has been appointed exchange agent (the "Exchange Agent") to act for stockholders in effecting the exchange of their certificates.

     Stockholders will be notified and requested to surrender their certificates representing shares of Old Common Stock to the Exchange Agent in exchange for certificates representing shares of New Common Stock. Commencing with the Effective Date, however, each certificate representing shares of Old Common Stock will be automatically deemed, without any action on the part of the holders thereof, for all purposes to evidence ownership of shares of New Common Stock.

     No scrip or fractional share certificates of New Common Stock will be issued in connection with the proposed consolidation. Stockholders who would otherwise receive fractional shares will receive cash for such fractional shares.

Federal Income Tax Consequences

     The federal income tax consequences of the proposed consolidation are set forth below. The following information is based upon existing law which is subject to change by legislation, administrative action and judicial decision, and so is necessarily general. Therefore, stockholders are advised to consult with their own tax advisor(s) for more detailed information relating to their individual tax circumstances.

     1. The proposed consolidation will be a tax-free recapitalization for the Company and its stockholders.

     2. The shares of New Common Stock in the hands of a stockholder will have an aggregate basis for computing gain or loss equal to the aggregate basis of shares of Old Common Stock held by that stockholder immediately prior to the proposed consolidation.

     3. A stockholder's holding period for shares of New Common Stock will include the holding period of shares of Old Common Stock exchanged therefore, provided that the shares of Old Common Stock on the Effective Date were capital assets in the hands of the stockholder.

     4. To the extent that a shareholder receives cash in lieu of a fractional share, the shareholder will recognize a gain or loss based on the difference between the cash price and the shareholder's basis with fractional share.

Registration and Trading

     The New Common Stock will continue to be registered under the Securities Exchange Act of 1934 and the Company will continue to file periodic reports with the Securities and Exchange Commission. In addition, the shares of New Common Stock will continue to be quoted on the OTC Bulletin Board, but under a new trading symbol. The Company currently has no intention of entering into a future transaction or business combination the result of which would be deregistration of the New Common Stock under the Securities Exchange Act of 1934.

Uses of Authorized Shares Available for Future Issuance

     Any authorized shares of common stock or preferred stock may be issued in connection with private placements, acquisitions, or stock compensation arrangements as well as public offerings and settlements with creditors and service providers. Such issuances may be effected by the Board of Directors without further stockholder consent. As previously discussed, the Company has had discussions with potential investors and lenders to raise additional capital. The raising of capital may include the issuance of additional equity securities. The Company has not entered into a definitive agreement to raise additional capital or debt. However, the issuance of additional shares will involve dilution of the equity interests and voting power of existing stockholders.

Possible Anti-Takeover Effects

     The ability of the Company's Board of Directors to issue the authorized shares of common stock or preferred stock to pro-management third parties without obtaining consent of the stockholders may have the effect of discouraging persons from pursuing a non-negotiated takeover of the Company and preventing certain changes in control.

     The Company is subject to Section 203 of the Delaware General Corporation Law ("Section 203"). In general, Section 203 prohibits certain publicly held Delaware corporations from engaging in a "business combination" with an "interested stockholder" for a period of three years following the date of the transaction in which the person or entity became an interested stockholder, unless the business combination is approved in a prescribed manner. For purposes of Section 203, "business combination" is defined broadly to include mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. An "interested stockholder" is any person or entity who, together with affiliates and associates, owns (or within the three immediately preceding years did own) 15% or more of the Company's voting stock. The provisions of Section 203 requiring a super majority vote to approve certain corporate transactions could enable a minority of the Company's stockholders to exercise veto powers over such transactions.

Vote Required and Board of Directors Reservation of Rights

     Under Delaware law, approval of the amendment requires the affirmative vote of at least a majority of the outstanding shares of common stock of the Company. The Board of Directors reserves the right, notwithstanding stockholders approval and without further action by the stockholders, to not proceed with the share consolidation if at any time prior to filing the amendment to the Company's Amended Certificate of Incorporation with the Secretary of State of the State of Delaware, the Board of Directors, in its sole discretion, determines that the share consolidation is no longer in the best interests of the Company and its stockholders.

No Dissenter's Rights

     Under Delaware law, stockholders are not entitled to dissenter's rights of appraisal with respect to the proposed amendment to the Company's Amended Certificate of Incorporation to effect the share consolidation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR THE AMENDMENT TO THE AMENDED CERTIFICATE OF INCORPORATION TO PROVIDE FOR A TEN -FOR-ONE CONSOLIDATION OF SHARES OF COMMON STOCK AND TO MAINTAIN THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK AT 30,000,000 AND PREFERRED STOCK AT 5,000,000.


                                 PROPOSAL THREE

RATIFICATION OF SECTION OF INDEPENDENT PUBLIC AUDITOR

     Effective February 24, 2000, we retained Watson, Dauphinee & Masuch (hereinafter "Watson") to act as our independent certified public accountant. In this regard Watson replaced Ernst & Young LLP (hereinafter "E&Y") which audited the financial statements of our predecessor company for the fiscal years ended May 31, 1998 and 1999. The reports of E&Y for these fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During our two most recent fiscal years and subsequent interim periods, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statements disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to such disagreements in its reports.

     The change in our auditors to Watson, Dauphinee & Masuch was recommended and approved by our Board of Directors as a result of the change in our business and management after January 31, 2000.

        The Board of Directors requests the stockholders ratify its selection of Watson, Dauphinee & Masuch as the Company's independent auditors. As independent auditors, Watson, Dauphinee & Masuch will audit the financial statement for the fiscal year ending May 31, 2001. If this proposal number 3 is not ratified, or the Watson Dauphinee & Masuch fees become excessive, or the services provided become unsatisfactory, the Board will consider another independent certified public accounting firm.

Audit Fees

     The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements on Form 10-KSB and the review of the financial statements included in the Company's quarterly reports on Form 10-QSB for the fiscal year ended May 31, 2000, were CDN $27,500.

Financial Information Systems Design and Implementation Fees

     The Company did not engage, nor did it pay any fees to, Watson, Dauphinee & Masuch related to financial information systems design and implementation.

All Other Fees

     The aggregate fees billed for all other professional services rendered by the Company's independent auditor, including tax services, for the fiscal year ended May 31, 2000, were CDN $6,500.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR THE RATIFICATION OF WATSON, DAUPHINEE & MASUCH AS THE COMPANY'S INDEPENDENT PUBLIC AUDITORS

EXECUTIVE OFFICERS

Directors and Officers

     The  following  is  information  regarding  directors  and  officers of the
Company:


Name                     Age      Position
----                     ---      --------
Joe Perraton(1)          36       Director, President, Chief Executive Officer
                                  and Secretary

Greg Millbank            53       Director

----------------------------

(1)  For information regarding Mr. Perraton, see "Background of Nominee," above.

     Greg Millbank has served as a Director since October 2000 and as our Chief Operating Officer between October 1, 2000 and January 31, 2001. Prior to joining us, Mr. Millbank spent the past fifteen years as the Managing Director of Praxis Technical Group, Inc. Praxis is a software development Company that specializes in electronic training development software for the continuous process industries and java middleware for large ERP systems. Mr. Millbank has also served on the boards of various companies and public service organizations. Mr. Millbank has a masters degree in mathematical communications studies, has published many papers, and is a well-known speaker at conferences of the American Petroleum Institute and other conferences dealing with automatic data analysis. Mr. Millbank will not stand for re-election to the board as a director nor serve as an officer after the Meeting.

Committees of the Board of Directors

     The Company does not have an Audit, Compensation, or Nominating Committee. The Company may consider establishing these committees in the future.

     The Board of Directors met 12 times in the fiscal year ending May 31, 2000. All board members attended at least 75% of the meetings of the Board of Directors.

Audit Report

     The Board of Directors reviews the Company's internal accounting procedures, consults with and reviews the services provided by the Company's independent accountants and selects the independent accountants. Because members of the Board are also officers of the Company, they do not meet the definition of independence. The Board will consider, in the future, forming an audit committee to be comprised of independent directors. In fulfilling its oversight responsibilities, the Board has reviewed and discussed the audited financial statements with management and discussed with the independent auditors the matters required to be discussed by SAS 61. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

     The Board discussed with the independent auditors, the auditors' independence from the management of the Company and received written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1.

     After the review and discussions mentioned above, the Board decided to include the audited financial statement in the Company's Annual Report on Form 10-KSB.

                                            Respectfully Submitted,

                                             Joe Perraton
                                             Greg Millbank

Compensation of Directors

     At present we do not pay our directors for attending meetings of the Board of Directors, although we expect to adopt a director compensation policy in the future. We have no standard arrangement pursuant to which our directors are compensated for any services provided as a director or for committee participation or special assignments. Except as disclosed elsewhere in this proxy statement, no director received any form of compensation from us during the fiscal year ended May 31, 2000.

Compensation Summary

     The following table summarizes all compensation earned by or paid to our President and Chief Financial Officer and the former Chief Executive Officer during the fiscal year ended May 31, 2000. No other executive officer's total annual compensation for services rendered in all capacities for fiscal year ended May 31, 2000, exceeded $100,000.


                           Summary Compensation Table

                                                                                      Long-Term Compensation
                                                                       -----------------------------------------------------
                                  Annual Compensation                           Awards                       Payouts
                      --------------------------------------------     -------------------------     -----------------------
                                                         Other                       Securities
                                                         Annual        Restricted    Underlying                     Other
Name and                                                 Compen-       Stock          Options           LTIP      Compensa-
Principal Position       Year    Salary ($)  Bonus ($)   sation ($)    Award(s) ($)   SARs (#)       Payouts ($)    tion
------------------       ----    ----------  ---------   ----------    ------------   --------       -----------    ----
Joe Perraton           2000(1)   $15,022     $  -0-      $  -0-           $ -0-        $ -0-            $ -0-      $  -0-
President

Andrew Hromyk          2000(2)   $  -0-      $  -0-      $  -0-           $ -0-        $ -0-            $ -0-      $ 9,375(3)
Prior President
                         1999    $  -0-      $  -0-      $  -0-           $ -0-        $ -0-            $ -0-      $  -0-

                         1998    $  -0-      $  -0-      $  -0-           $ -0-        $ -0-            $ -0-    $  -0-

--------------------------

(1) For the period January 31, 2000 to May 31, 2000. Prior to January 31, 2000, Mr. Perraton was paid the following salary by The Forest Industry Online, Inc. (a subsidiary of the Company); June 1, 1999 to January 30, 2000 - $13,406; fiscal year 1999 - $49,410; fiscal year 1998 - $25,325.

(2)  For the period June 1, 1999 to January 31, 2000.

(3) Value of 37,500 shares of Common Stock issued to Century Capital Management Ltd. as compensation for consulting services. Mr. Hromyk beneficially owns Century Capital Management.

     In January 2000, Joe Perraton replaced Andrew Hromyk as President. Mr. Hromyk continued to serve as Secretary and a director until May 11, 2000, at which time he resigned from both positions.

Option Grants in 2000

     There were no options granted to executive officers during the fiscal year ended May 31, 2000.

2000 Stock Option Plan

     In February 2000, the Company adopted a fixed stock option plan that provides for the issuance of incentive and non-qualified stock options to officers, director, employees and non-employees to acquire up to 250,000 shares of the Company's Common Stock. The Plan was amended in June 2000 to increase the allowable number of stock options to be issued under this Plan to 500,000 shares. The Board of Directors determines the terms of the options granted, including the number of options granted, the exercise price and the vesting schedule. The exercise price for qualified incentive and non-qualified stock options is not to be less than the fair market value of the underlying stock at the date of grant, and to have terms no longer than ten years from the date of grant.

Employment Agreements

     On January 31, 2000, we acquired The Forest Industry Online Inc. In connection with this acquisition we entered into an employment agreement with Joe Perraton, the President of The Forest Industry Online. The employment agreement provides for a term of three years and an annual salary of CDN $70,000 (approximately $50,000 at then current exchange rates). On January 31, 2001, we cancelled the employment agreement with Mr. Perraton and entered into a consulting agreement with Mr. Perraton. The consulting agreement provides for a term of two years and an annual salary of CDN $72,000 (approximately $45,000 at current exchange rates). On January 31, 2001, the agreement was terminated by mutual consent.

     In October 2000, we entered in to a consulting agreement with Greg Millbank pursuant to which Mr. Millbank agreed to serve as our Chief Operating Officer. The consulting agreement provides for a term of one year and annual compensation of CDN $72,000 (approximately $45,000 at current exchange rates).

Certain Relationships and Related Transactions

     Except as otherwise indicated below, we have not been a party to any transaction, proposed transaction, or series of transactions in which the amount involved exceeds $60,000, and in which, to our knowledge, any of our directors, officers, five percent beneficial security holder, or any member of the immediate family of the foregoing persons has had or will have a direct or indirect material interest.

     Should a transaction, proposed transaction, or series of transactions involve an officer or director of forestindustry or a related entity or an affiliate of a related entity, or holders of stock representing 5% or more of the voting power (a "related entity") of the then outstanding voting stock, the transactions must be approved by the unanimous consent of our board of directors. In the event a member of the board of directors is a related party, that member will abstain from the vote.

     In May 2000, Bona Vista West Ltd., a former principal shareholder returned 2,597,240 shares of common stock to us for cancellation by way of a stock retirement agreement dated May 11, 2000. Bona Vista West Ltd. agreed with us that in order to attract future financings it would be in our best interest to reduce our issued and outstanding share capital through the surrender and retirement of certain control stock originally issued to Bona Vista West Ltd. upon our formation. The Company released Bona Vista West Ltd. from all claims, demands, acts, omissions and causes of action, in return for the 2,597,240 shares of common stock.

     The Company engaged Century Capital Management Ltd. as an advisor in connection with our acquisition of The Forest Industry Online Inc. For its services, the Company issued Century Capital Management Ltd. 37,500 shares of our common stock. Century Capital Management Ltd. is owned by Andrew Hromyk, a former officer and director.

Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers, directors and owners of more than 10% of any class of the Company's securities registered pursuant to Section 12 of the Exchange Act to file reports of ownership and changes in ownership with the Commission. The Commission's rules also require such persons to furnish the Company with a copy of all Section 16(a) reports that they file. Based solely upon a review of the copies of the reports and written representations furnished to the Company, all such reporting persons complied with such reporting obligations during the fiscal year ended May 31, 2000.

Principal Stockholders

     The following table sets forth certain information as of May 11, 2001, with respect to the beneficial ownership of our Common Stock for (i) each director,
(ii) all of our directors and officers as a group, and (iii) each person known by us to own beneficially five percent (5%) or more of the outstanding shares of our common stock.

     Unless otherwise indicated, the address for each listed stockholder is: forestindustry.com, Inc, 2480 Kenworth Road, Suite 11, Nanaimo, British Columbia V9T 3Y3, Canada. To our knowledge, except as indicated in the footnotes to this table or pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to the shares of common stock indicated.


                                              Number of
Name of Beneficial Owner                      Shares(1)           Percent(2)
------------------------                      ---------           ----------
Teaco Properties Ltd. (3)                     6,900,000             44.2%
5299 Budd Crescent
Nanaimo, British Columbia
V9T 5N9
Joe Perraton                                  2,400,000             15.4%

Augustine Fund L.P.                             939,083               6%
141 W. Jackson Blvd.
Chicago, Illinois

All directors and executive officers
as a group (one person)                       2,400,000             15.4%

--------------------------

(1) "Beneficial Ownership" is defined pursuant to Rule 13d-3 of the Exchange Act, and generally means any person who directly or indirectly has or shares voting or investment power with respect to a security. A person shall be deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of the security within 60 days, including, but not limited to, any right to acquire the security through the exercise of any option or warrant or through the conversion of a security. Any securities not outstanding that are subject to options or warrants shall be deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by that person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

(2) Based on 15,610,643 shares of the Company's common stock outstanding at May 11, 2001.

(3) Teaco Properties Ltd. is beneficially owned by Marc White and David McNaught, former directors.

Other Matters

     The Board of Directors knows of no other matters that may or are likely to be presented at the Meeting. However, in such event, the persons named in the enclosed form of proxy will vote such proxy in accordance with their best judgment in such matters pursuant to discretionary authority granted in the proxy.

Relationship with Independent Auditors

     The Company, subject to ratification, has retained the firm of Watson, Dauphinee & Masuch as independent auditors of the Company for the fiscal year ending May 31, 2001. The Company expect a representative of Watson, Dauphinee & Masuch to be present at the Annual Meeting of stockholders, and will be available to respond to questions if requested.

Other Information

     Copies of the exhibits to our Annual Report on Form 10-KSB will be provided to any requesting stockholder, provided that such stockholder agrees to reimburse us for reasonable fees related to providing such exhibits. Stockholders should direct their request to: Corporate Secretary, forestindustry.com, Inc, 2480 Kenworth Road, Suite 11, Nanaimo, British Columbia V9T 3Y3, Canada.

Stockholder Proposals

     Stockholder proposals to be included in our Proxy Statement and Proxy for our 2002 Annual Meeting must meet the requirements of Rule 14a-8 promulgated by the SEC and must be received by the Company no later than January 31, 2002.

ALL STOCKHOLDERS ARE URGED TO EXECUTE THE ACCOMPANYING PROXY AND TO RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS MAY REVOKE THE PROXY IF THEY DESIRE AT ANY TIME BEFORE IT IS VOTED.

                             FORESTINDUSTRY.COM, INC.

                             By Order of the Board of Directors

                             /s/ Joe Perraton
                             Joe Perraton, President

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Joe Perraton and Andrea Daley, and each of them, as proxies with the power to appoint his or their successor, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of forestindustry.com, Inc. ("forestindustry"), held of record by the undersigned on May 11, 2001, at the Annual Meeting of stockholders, to be held on May 29, 2001, at 9:30 a.m. (Pacific Time), at the corporate offices located at 2480 Kenworth Road, Suite 11, Nanaimo, British Columbia V9T 3Y3, Canada, and at any and all adjournments thereof.

1.  Election of Directors:

o  FOR THE  NOMINEE LISTED BELOW (EXCEPT AS SPECIFIED)

               Joseph Perraton

o  WITHHOLD AUTHORITY FOR THE NOMINEE

To withhold authority to vote for any individual nominee, draw a line through that nominee's name.

2. Approval of Amendment to the Amended Certificate of Incorporation to effect a ten-for-one share consolidation and to maintain the authorized number of shares of common stock at 30,000,000 and preferred stock at 5,000,000.

        FOR    ____          AGAINST        ____          ABSTAIN       ____

3. To ratify the selection of Watson, Dauphinee & Masuch as the Independent Auditor.

        FOR    ____          AGAINST        ____          ABSTAIN       ____

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR the nominee and FOR Proposals Two and Three.

Please sign exactly as your name appears on your share certificates. When shares are held by joint tenants, all joint tenants should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signatory is a corporation, please sign the full corporate name by the president or other authorized officer. If the signatory is a partnership, please sign in the partnership name by an authorized person.

Dated:  ___________________

------------------------------------         ---------------------------------
Name (Print)                                 Name (Print) (if held jointly)

------------------------------------         ---------------------------------
Signature (Print)                            Signature (if held jointly)

Address: _____________________________       I will ____ attend the meeting.

City, State, Zip:  ___________________       I will not ____ attend the meeting.
                     .                       Number of persons to attend ____.


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. OUR TELEPHONE NUMBER IS (800) 615-3924. YOU MAY VOTE BY FAX. OUR FAX NUMBER IS (866) 758-8665.